Dreyfus
A Bonds Plus, Inc.

SEMIANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             A Bonds Plus, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus A Bonds Plus, Inc., covering the six-month period from April 1, 2000 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Bond prices have been mixed over the past six months. Despite some volatility, prices of U.S. Treasury securities generally ended the period near where they began and corporate bond prices ended the period at modestly lower levels than where they began. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus A Bonds Plus, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?

For the six-month period ended September 30, 2000, Dreyfus A Bonds Plus, Inc. produced a 3.45% total return and income dividends of $0.4200 per share.(1) This compares to a 4.81% total return for the fund's benchmark, the Lehman Brothers Aggregate Bond Index, for the same period.(2)

The fund's relative performance is due to its overweight held in higher quality corporate bonds in comparison with its benchmark. Higher quality corporate bonds outperformed lower quality corporate bonds during the second half of the reporting period. However, since all corporate bonds lagged in performance compared to U.S. Treasury and mortgage-backed securities, the fund trailed its benchmark.

What is the fund's investment approach?

The fund seeks to maximize current income as is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 80% of its assets in fixed-income securities that, when purchased, are rated single-A or better, or if unrated, deemed to be of comparable quality by Dreyfus. While the fund may invest in a broad array of fixed-income securities, the portfolio has recently concentrated primarily on corporate securities, and we currently expect to maintain that focus for the near term. Of course, portfolio composition is subject to change at any time.

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially
profitable    sectors    before    they    are
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform
well    over    time.

What other factors influenced the fund's performance?

When the reporting period began on April 1, 2000, the U.S. economy continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end.

In this environment, the differences in yields between short-term securities and long-term bonds has widened considerably. In addition, the possibility of slower economic growth created concerns among investors that lower rated bond issuers might have difficulty meeting their financial obligations. As a result, many risk-averse investors flocked to the highest quality corporate names, as well as
to    U.S.    Treasury    and    agency    securities.

We largely anticipated these changes by improving the fund's overall credit quality. The fund ended the reporting period with an average credit rating of double-A-plus, well above its minimum single-A rating requirement. We achieved this credit-quality improvement by reducing our exposure to corporate bonds, especially those issued by economically sensitive industries, including financial services and industrial companies. We also avoided corporate bonds that we considered overvalued, including those issued by U.S. telecommunications companies. Instead, we emphasized high quality inflation-indexed corporate bonds, U.S. Treasury securities and mortgage-backed securities because of the combination of attractive yields and sound credit quality they offered


What is the fund's current strategy?

Although we have continued to maintain the fund's high average credit quality, we have begun to rebuild our holdings of bonds from financial services companies. The economy has slowed recently, suggesting that the Fed, in our opinion, is probably finished with the current cycle of interest-rate hikes. We believe that financial services companies such as banks may be in a good position to improve profitability if interest rates moderate from current levels for this reason. We have focused on certain European names because banks in that region are less vulnerable than U.S. banks to non-performing loans and a potential credit crunch among technology companies. We have also found attractive opportunities among bonds issued by power-generation utilities that we believe will be the beneficiaries of deregulation.

However, we have continued to avoid bonds of industrial issuers, such as paper, chemicals, automobile and food businesses. In our view, these companies' earnings may be hurt over the near term by higher oil prices, higher labor costs and a declining euro, which makes U.S. goods more expensive for European consumers. We also expect to reduce our holdings of inflation-indexed U.S. Treasury securities if the economic slowdown continues or intensifies.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

September 30, 2000 (Unaudited)

                                                                                               Principal
BONDS AND NOTES--110.6%                                                                       Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--1.1%

Pegasus Aviation Lease Securitization,

  Asset-Backed Ctfs.,

   Ser. 2000-1, Cl. A1, 7.246%, 2015                                                          4,866,676  (b,c)         4,863,634

AIRLINES--2.0%

US Airways Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 2000-2G, Cl. G, 8.02%, 2019                                                           8,790,000                8,885,679

ASSET-BACKED NOTES--2.1%

Bosque Asset,

   7.66%, 2002                                                                                1,553,383  (b)           1,506,781

Inner Harbor CBO,

   Ser. 1999-1, Cl. B2, 13.667%, 2012                                                         3,210,000  (b)           3,185,925

Nomura Depositor Trust, ST1,

   Ser. 1998-ST1, Cl. A3, 7.201%, 2003                                                        5,000,000  (b,c)         4,955,469

                                                                                                                       9,648,175

AUTOMOTIVE--.8%

American Axle & Manufacturing,

   Sr. Sub. Notes, 9.75%, 2009                                                                3,616,000                3,525,600

BANKING--6.1%

Bank One Capital III,

   Trust Originated Preferred Securities, 8.75%, 2030                                         8,140,000                8,234,180

Barclays Bank,

   Bonds, 8.55%, 2049                                                                         7,766,000  (b,c)         7,817,970

Capital One Bank,

   Sr. Notes, 8.25%, 2005                                                                     6,523,000                6,626,037

Regional Diversified Funding,

   Sr. Notes, 9.25%, 2030                                                                     5,000,000  (b)           4,906,005

                                                                                                                      27,584,192

CABLE TELEVISION--1.8%

Adelphia Communications,

   Sr. Notes, 10.875%, 2010                                                                   3,067,000                3,020,995

CSC Holdings, Ser. B,

   Deb., 8.125%, 2009                                                                         5,000,000                4,974,370

                                                                                                                       7,995,365

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--3.7%

COMM,

   Ser. 2000-FL2A, Cl. E, 7.609%, 2003                                                        6,100,000  (b,c)         6,096,188

GMAC Commercial Mortgage Securities,

   Ser. 2000-C2, Cl. A1, 7.273%, 2009                                                         3,721,524                3,721,524


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Morgan Stanley Dean Witter Capital I,

   Ser. 2000-1345, Cl. B, 7.468%, 2010                                                        3,000,000  (b)           3,041,250

Resolution Trust,

   Ser. 1994-C2, Cl. D, 8%, 2025                                                              3,713,935                3,697,390

                                                                                                                      16,556,352

CONSUMER--3.2%

Corning,

   Deb., 6.85%, 2029                                                                          5,000,000                4,488,485

Grand Metropolitan Investment,

   Discount Notes, 0%, 2004                                                                   5,000,000                3,981,680

Sleepmaster, Ser. B,

   Sr. Sub. Notes, 11%, 2009                                                                  1,148,000                1,033,200

Unicredito Italia Capital Trust,

   Trust Preferred Securities, 9.2%, 2049                                                     5,029,000  (b,c)         5,048,060

                                                                                                                      14,551,425

FINANCE--1.3%

Bear Stearns,

   Notes, 7.625%, 2009                                                                        5,709,000                5,675,168

FOREIGN/GOVERNMENTAL--.4%

Republic of Argentina,

   Bonds, 10.25%, 2030                                                                        2,450,000                2,000,425

INDUSTRIAL--1.4%

NRG Energy,

   Sr. Notes, 8.25%, 2010                                                                     6,105,000                6,124,841

Neenah,

   Ser. B, Sr. Sub. Notes, 11.125%, 2007                                                        300,000                  234,000

                                                                                                                       6,358,841

INSURANCE--2.0%

MONY Group,

   Sr. Notes, 8.35%, 2010                                                                     9,096,000                9,230,785

MEDIA/ENTERTAINMENT--1.5%

Clear Channel Communications,

   Conv. Sub. Deb., 2.625%, 2003                                                              6,126,000                6,723,285

OIL AND GAS--2.8%

Valero Energy,

   Notes, 8.75%, 2030                                                                         7,359,000                7,732,425

Yosemite Securities Trust I,

   Deb., 8.25%, 2004                                                                          5,000,000  (b)           5,073,885

                                                                                                                      12,806,310

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST--.5%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            2,500,000                2,351,173

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.3%

Chase Mortgage Finance, REMIC:

   Ser. 1998-S5, Cl. B3, 6.5%, 2013                                                             574,086  (b)             493,966

   Ser. 1998-S5, Cl. B4, 6.5%, 2013                                                             478,405  (b)             368,691

GE Capital Mortgage Services,

   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013                                                    1,027,015  (b)             826,105

Norwest Asset Securities:

   Ser. 1997-15, Cl. B1, 6.75%, 2012                                                            962,216                  925,705

   Ser. 1997-16, Cl. B1, 6.75%, 2027                                                          2,132,401                1,967,481

   Ser. 1997-16, Cl. B2, 6.75%, 2027                                                            678,843                  650,607

   Ser. 1998-11, Cl. B2, 6.5%, 2013                                                           1,614,710                1,528,420

   Ser. 1998-13, Cl. B1, 6.25%, 2028                                                          2,924,452                2,778,627

   Ser. 1998-13, Cl. B2, 6.25%, 2028                                                          2,802,721                2,480,380

   Ser. 1998-13, Cl. B6, 6.25%, 2028                                                            366,516  (b)             104,457

Residential Funding Mortgage Securities I:

   Ser. 1998-S9, Cl. 1-B1, 6.5%, 2013                                                           741,698  (b)             642,044

   Ser. 1998-S22, Cl. B1, 6.5%, 2013                                                            468,876                  377,152

   Ser. 1998-S22, Cl. B3, 6.5%, 2013                                                            351,746  (b)             103,838

   Ser. 1998-S22, Cl. M2, 6.5%, 2013                                                            586,323                  553,290

   Ser. 1998-S22, Cl. M3, 6.5%, 2013                                                          1,172,189                1,076,374

                                                                                                                      14,877,137

RETAIL--1.6%

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                        6,105,000  (b)           5,474,549

Saks:

   Gtd. Sr. Notes, 7.375%, 2019                                                               2,388,000                1,241,760

   Gtd. Sr. Notes, 7.5%, 2010                                                                 1,248,000                  705,120

                                                                                                                       7,421,429

TELECOMMUNICATIONS--5.1%

Cable & Wireless Optus Finance Property,

   Gtd. Notes, 8%, 2010                                                                       9,722,000  (b)          10,051,576

Marconi,

   Bonds, 8.375%, 2030                                                                        9,394,000                9,357,608

TCI Communication Financial,

   Capital Securities, 9.65%, 2027                                                            2,000,000                2,148,054

Winstar Communications,

   Sr. Notes, 12.75%, 2010                                                     EUR            2,000,000  (b)           1,340,944

                                                                                                                      22,898,182


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENTS--14.4%

U. S. Treasury Bonds:

   6.125%, 8/15/2029                                                                         11,459,000               11,706,056

   12%, 8/15/2013                                                                             2,404,000                3,276,940

U. S. Treasury Inflation Protection Securities,

   3.625%, 7/15/2002                                                                         24,436,000  (d)          26,306,606

U. S. Treasury Notes:

   5.875%, 11/15/2005                                                                        17,938,000               17,949,122

   6.75%, 5/15/2005                                                                           5,809,000                6,019,576

                                                                                                                      65,258,300

U. S. GOVERNMENT AGENCIES--15.3%

Federal Home Loan Mortgage Association,

   Notes, 6.625%, 8/15/2002                                                                  17,500,000                17,548,265

Federal National Mortgage Association,

   6.75%, 8/15/2002                                                                          38,704,000                38,894,579

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         12,500,000  (d)          12,741,107

                                                                                                                      69,183,951

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--34.2%

Federal Home Loan Mortgage Corp.:

   7.5%                                                                                      10,000,000  (e)           9,993,700

   REMIC, Mutliclass Mortgage Participation Ctfs.

      (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                     3,424,503  (f)             441,975

         Ser. 1995, Cl. PY, 7%, 10/15/2027                                                   10,124,292  (f)           3,621,718

Federal National Mortgage Association:

   7.5%                                                                                      21,900,000  (e)          21,886,203

   6.88%, 2/1/2028                                                                            4,189,777                4,068,455

   REMIC Trust, Gtd. Pass Through Ctfs.

      (Interest Only Obligation),

      Ser. 1996-64, Cl. PM, 7%, 1/18/2012                                                     5,494,050  (f)           1,093,659

Government National Mortgage Association I:

   6.7%, 7/15/2001                                                                           14,044,019               13,754,291

   7%, 6/15/2008                                                                                 68,456                   68,948

   9.5%, 11/15/2017                                                                           3,336,693                3,513,938

   Construction Loan,

      6.7%, 5/15/2039                                                                         1,321,780                1,294,512

   Project Loan:

      6.475%, 9/1/2033                                                                        7,686,859                7,231,653

      6.54%, 7/15/2033                                                                        4,384,565                4,190,983

      6.55%, 6/15/2033                                                                        1,820,920                1,742,054

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I (continued):

  Project Loan (continued):

      6.625%, 6/1/2033-9/15/2033                                                              6,120,335                5,883,523

      6.75%, 10/15/2033                                                                       2,201,572                2,130,075

      6.86%, 3/15/2038                                                                       12,527,978               12,459,967

      7%, 8/15/2039                                                                          11,298,556               11,050,807

Government National Mortgage Association II:

      7.5%                                                                                   25,000,000  (e)          24,976,500

      8%                                                                                     25,000,000  (e)          25,328,000

                                                                                                                     154,730,961

UTILITIES--1.8%

Calpine,

   Sr. Notes, 8.625%, 2010                                                                    8,120,000                8,130,329

YANKEE--4.2%

HSBC Capital Funding, Ser. 2,

   Preferred Securities, 10.176%, 2049                                                        7,970,000  (b,c)         8,835,303

Pemex Finance,

   Notes, Ser. 2000-1, Cl. A2, 7.8%, 2013                                                    10,000,000  (b)          10,340,750

                                                                                                                      19,176,053

TOTAL BONDS AND NOTES

   (cost $503,598,771)                                                                                               500,432,751
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.0%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--.4%

Paxson Communications,

   Cum., $1,325                                                                                     150                1,470,000

TELECOMMUNICATIONS--.6%

Global Crossing,

   Cum., Conv., $17.50                                                                           14,182                2,815,127

TOTAL PREFERRED STOCKS

   (cost $4,306,648)                                                                                                   4,285,127


                                                                                               Principal
SHORT-TERM INVESTMENTS--10.0%                                                                 Amount (a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--9.5%

Halliburton,

   6.68%, 10/2/2000                                                                          15,105,000               15,102,197

San Paolo IMI U. S. Financial,

   6.69%, 10/2/2000                                                                          17,000,000               16,996,841

UBS Finance,

   6.68%, 10/2/2000                                                                          10,985,000               10,982,962

                                                                                                                      43,082,000

U. S. TREASURY BILLS--.5%

   6.04%, 11/2/2000                                                                           2,170,000  (g)           2,159,085

TOTAL SHORT-TERM INVESTMENTS

   (cost $45,240,348)                                                                                                 45,241,085
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $553,145,767)                                                            121.6%              549,958,963

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (21.6%)             (97,612,239)

NET ASSETS                                                                                       100.0%              452,346,724

(A)  PRINCIPAL AMOUNT WILL BE IN U.S. DOLLARS UNLESS OTHERWISE NOTED. EUR--EUROS

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2000, THESE SECURITIES AMOUNTED TO $85,077,390 OR 18.8% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(E)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(F)  NOTIONAL FACE AMOUNT SHOWN.

(G)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF FINANCIAL FUTURES

September 30, 2000 (Unaudited)


                                                                                                                       Unrealized
                                                                   Market Value                                      Appreciation
                                                                        Covered                                    (Depreciation)
                                            Contracts          by Contracts ($)             Expiration             at 9/30/00 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (SHORT)

U. S. Treasury 5 Year Notes                       205                20,612,109          December 2000                   (28,828)

U. S. Treasury 10 Year Notes                       60                 6,013,125          December 2000                    10,312

U. S. Treasury 20 Year Bonds                       60                 5,919,375          December 2000                     5,625

                                                                                                                         (12,891)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           553,145,767   549,958,963

Cash                                                                    592,890

Cash denominated in foreign currencies                  4,852,828     4,763,201

Receivable for investment securities sold                            67,344,005

Interest receivable                                                   5,344,853

Paydown receivables                                                      23,755

Receivable for shares of Common Stock subscribed                         12,423

                                                                    628,040,090
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           250,590

Payable for investment securities purchased                         174,331,860

Payable for shares of Common Stock redeemed                             779,928

Payable for futures variation margin--Note 4(a)                         131,500

Accrued expenses                                                        199,488

                                                                    175,693,366
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      452,346,724
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     476,078,689

Accumulated undistributed investment income--net                      4,317,959

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (24,756,168)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  [including ($12,891) net unrealized (depreciation) on financial
futures]                                                             (3,293,756)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      452,346,724
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      33,032,363

NET ASSET VALUE, offering and redemption price per share ($)              13.69

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     15,417,161

EXPENSES:

Management fee--Note 3(a)                                            1,450,721

Shareholder servicing costs--Note 3(b)                                 482,297

Custodian fees--Note 3(b)                                               35,961

Professional fees                                                       29,338

Prospectus and shareholders' reports                                    19,911

Directors' fees and expenses--Note 3(c)                                 19,185

Registration fees                                                       14,461

Miscellaneous                                                            1,455

TOTAL EXPENSES                                                       2,053,329

INVESTMENT INCOME--NET                                              13,363,832
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments, foreign currency
  transactions and options transactions                              4,107,994

Net realized gain (loss) on financial futures                         (920,086)

NET REALIZED GAIN (LOSS)                                             3,187,908

Net unrealized appreciation (depreciation) on investments
  (including $348,984 net unrealized appreciation on financial
   futures)                                                         (1,410,976)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,776,932

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,140,764

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                      Septembert 30, 2000         Year Ended
                                              (Unaudited)     March 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        13,363,832          30,746,921

Net realized gain (loss) on investments        3,187,908         (13,155,994)

Net unrealized appreciation (depreciation)
   on investments                             (1,410,976)           (868,507)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  15,140,764          16,722,420
--------------------------------------------------------------------------------

NET EQUALIZATION CREDITS (DEBITS)--NOTE 1(F) ($)  40,724            (901,460)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (13,791,972)        (31,048,735)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 62,771,906         111,669,920

Dividends reinvested                          12,101,245          27,426,561

Cost of shares redeemed                      (77,211,427)       (247,072,000)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (2,338,276)       (107,975,519)

TOTAL INCREASE (DECREASE) IN NET ASSETS         (948,760)       (123,203,294)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           453,295,484         576,498,778

END OF PERIOD                                 452,346,724         453,295,484

Undistributed investment income--net            4,317,959           4,705,375
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,676,439           8,284,790

Shares issued for dividends reinvested            900,904           2,034,453

Shares redeemed                                (5,746,451)        (18,331,864)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (169,108)         (8,012,621)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                        September 30, 2000                                 Year Ended March 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.65         13.99         14.75         14.13          14.47         13.75

Investment Operations:

Investment income--net                                 .41           .85           .83           .89            .88           .92

Net realized and unrealized
   gain (loss) on investments                          .05          (.34)         (.54)          .79           (.34)          .73

Total from Investment Operations                       .46           .51           .29          1.68            .54          1.65

Distributions:

Dividends from investment
   income--net                                        (.42)         (.85)         (.84)         (.89)          (.88)         (.93)

Dividends from net realized
   gain on investments                                  --            --          (.21)         (.17)            --            --

Total Distributions                                  (.42)         (.85)        (1.05)         (1.06)         (.88)         (.93)

Net asset value, end of period                      13.69         13.65         13.99          14.75         14.13         14.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     6.88(a)       3.85          2.05          12.20          3.88         12.12
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .92(a)        1.00           .96            .95           .96           .93

Ratio of net investment income
   to average net assets                            5.99(a)        6.20          5.78           6.07          6.12          6.32

Portfolio Turnover Rate                           349.99(b)      557.83        255.27         374.30        415.69        165.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   452,347        453,295       576,499        648,372       571,580       598,551

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus A Bonds Plus, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are
sold    to    the    public    without    a    sales    charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated
to    U.S.    dollars    at    the    prevailing    rates    of    exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On September 29, 2000, the Board of Directors declared a cash dividend of $.070 per share from undistributed investment income-net, payable on October 2, 2000 (ex-dividend date) , to shareholders of record as of the close of business on September 29, 2000.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss carryover of approximately $21,185,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $3,436,000 of the carryover expires in fiscal 2007 and
$17,749,000    expires    in    fiscal    2008.

(f) Equalization: The fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income--net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or
emergency    purposes,    including
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. During the period ended September 30, 2000, their was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2000, the fund was charged $239,234 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $157,635 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2000, the fund was charged $35,961 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions during the period ended September 30, 2000, amounted to $1,661,199,605 and $1,572,441,347, respectively.

The following summarizes the fund' s call/put options written for the period ended September 30, 2000:


                                                                                                       Options Terminated
                                                                                           -----------------------------------------
                                                  Number of                  Premiums                               Net Realized
Options Written:                                  Contracts              Received ($)                 Cost ($)        (Loss) ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    March 31, 2000                                     500                    410,156

Contracts written                                      700                    388,282

Contracts terminated:

    Closed                                             675                    507,227                 792,383           (285,156)

Exercised                                              350                    194,141                 194,141

Expired                                                175                     97,070                 237,695           (140,625)

Total Contracts Terminated                           1,200                    798,438               1,224,219           (425,781)

Contracts outstanding
    September 30, 2000                                       --  --



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 2000, are
set    forth    in    the    Statement    of    Financial    Futures.


The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

(b)   At   September  30,  2000,  accumulated  net  unrealized  depreciation  on investments and financial futures was $3,199,695, consisting of $3,129,956 gross unrealized appreciation and $6,329,651 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5 - Subsequent Event:

On October 20, 2000, pursuant to an Agreement and Plan of Reorganization, previously approved by the fund's Board of Directors, all or substantially all of the Dreyfus Strategic Governments Income, Inc. assets and liabilities were transferred to the fund in a tax free exchange of Common Stock of the fund at net asset value 14,640,617 shares valued at $9.72 per share, representing net assets of $142,322,688 (including $179,392 net unrealized depreciation on investments) were exchanged by Dreyfus Strategic Governments Income, Inc. for
the    respective    number    of    shares    of    the    fund.

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus A Bonds Plus, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com


(c) 2000 Dreyfus Service Corporation                                   084SA009